UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 22, 2021

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)
(217) 228-6011
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	TWI	New York Stock Exchange

Item 1.01 Entry Into a Material Definitive Agreement.

Indenture for 6.500% Senior Secured Notes due 2028

On April 22, 2021, Titan International, Inc. (“Titan” or the “Company”) issued $400,000,000 aggregate principal amount of 7.000% Senior Secured Notes due 2028 (the “Senior Secured Notes due 2028”) pursuant to an Indenture, dated as of April 22, 2021 (the “New Senior Secured Notes Indenture”), among the Company, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the “Trustee”) and as collateral trustee (the “Collateral Trustee”).

The Senior Secured Notes due 2028 will mature on April 30, 2028 and bear interest at the rate of 7.000% per annum. Titan may redeem all or a portion of the Senior Secured Notes due 2028 at any time on or after April 30, 2024, at a premium decreasing ratably to zero, plus accrued and unpaid interest. In addition, prior to April 30, 2024, Titan may redeem up to 40% of the aggregate principal amount of the Senior Secured Notes due 2028 at a redemption price of 107.000% of the principal amount, plus accrued and unpaid interest on the Senior Secured Notes due 2028 redeemed to the redemption date, with the net cash proceeds of one or more equity offerings by Titan; provided that: (1) at least 60% of the aggregate principal amount of Senior Secured Notes due 2028 originally issued under the New Senior Secured Notes Indenture (excluding Senior Secured Notes due 2028 held by Titan and its subsidiaries) remains outstanding immediately after the occurrence of such redemption; and (2) the redemption occurs within 180 days of the date of the closing of such equity offering. Titan may also redeem the Senior Secured Notes due 2028 at any time prior to April 30, 2024 at a price equal to 100% of the principal amount, plus accrued and unpaid interest and a make-whole premium.

The Senior Secured Notes due 2028 and the guarantees will be secured by first priority liens, subject to permitted liens, on certain collateral, which consists of Titan’s fee title, right and interest in and to the real estate on and buildings in which its manufacturing facilities are located, in Des Moines, Iowa; Freeport, Illinois; Quincy, Illinois; and Bryan, Ohio. The Senior Secured Notes due 2028 are guaranteed by certain of the Company’s subsidiaries that own the interest in such collateral, which consist of Titan Wheel Corporation of Illinois, an Illinois corporation; Titan Tire Corporation, an Illinois corporation; Titan Tire Corporation of Freeport, an Illinois corporation; and Titan Tire Corporation of Bryan, an Ohio corporation (collectively, the “Guarantors”). The New Senior Secured Notes Indenture contains covenants that, among other things, limit the ability of Titan and its restricted subsidiaries to incur additional indebtedness, make certain restricted payments, redeem stock or make other distributions, make certain investments, create liens, transfer or sell assets, merge or consolidate, and enter into transactions with Titan’s affiliates. These covenants are subject to a number of important and significant limitations, qualifications and exceptions. The New Senior Secured Notes Indenture also provides for customary events of default. In the case of an event of default arising from certain events of bankruptcy or insolvency with respect to Titan, any significant restricted subsidiary or any group of restricted subsidiaries that, taken together, would constitute a significant restricted subsidiary, all Senior Secured Notes due 2028 then outstanding will become due and payable immediately without further action or notice.

The foregoing description is not complete and is qualified in its entirety by the New Senior Secured Notes Indenture, which is filed herewith as Exhibit 4.1 and incorporated herein by this reference.

Exchange and Registration Rights Agreement

On April 22, 2021, Titan and the Guarantors entered into an exchange and registration rights agreement with Goldman Sachs & Co. LLC, as representative of the initial purchasers of the Senior Secured Notes due 2028 (the “Registration Rights Agreement”). Upon the terms and subject to the conditions of the Registration Rights Agreement, Titan agreed to offer to exchange the Senior Secured Notes due 2028 pursuant to a registration statement effective within 270 days of issuance for a new issue of substantially identical debt securities registered under the Securities Act of 1933, as amended. Under certain circumstances, Titan also may be obligated under the Registration Rights Agreement to file a shelf registration statement with respect to the Senior Secured Notes due 2028.

The foregoing description is not complete and is qualified in its entirety by the Registration Rights Agreement, which is filed herewith as Exhibit 4.2 and incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 22, 2021, Titan issued a press release announcing the closing of its private placement of the Senior Secured Notes due 2028. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Indenture, dated as of April 22, 2021, among Titan, the Guarantors named therein, the Trustee and the Collateral Trustee.

4.2
Registration Rights Agreement, dated as of April 22, 2021, among, Titan, the Guarantors named therein, and Goldman Sachs & Co. LLC, as representative of the initial purchasers of the Senior Secured Notes due 2028.

99.1	Titan’s press release dated April 22, 2021 announcing the closing of its private placement of the Senior Secured Notes due 2028.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	April 22, 2021	By:	/s/ David A. Martin
David A. Martin
Senior Vice President & Chief Financial Officer